UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2011

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)	Occidental’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 6, 2011.

(b)
The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the number of votes cast for, against or withheld, and broker non-votes for each matter are set forth below:

1.	The thirteen nominees proposed by the Board of Directors were elected as directors by the following votes:

	Nominee	For	Against	Abstain	Broker Non-Votes
	Spencer Abraham	631,144,331	17,630,663	2,954,903	50,459,994
	Howard I. Atkins	647,345,242	1,700,127	2,684,528	50,459,994
	Stephen I. Chazen	645,115,628	5,926,965	687,304	50,459,994
	Edward P. Djerejian	521,261,633	129,269,608	1,198,656	50,459,994
	John E. Feick	642,061,500	6,583,124	3,085,273	50,459,994
	Margaret M. Foran	647,421,811	1,641,212	2,666,873	50,459,994
	Carlos M. Gutierrez	649,162,615	1,891,691	675,591	50,459,994
	Ray R. Irani	533,658,477	115,088,896	2,982,523	50,459,994
	Avedick B. Poladian	633,373,956	17,620,361	735,580	50,459,994
	Rodolfo Segovia	519,149,074	131,290,331	1,290,492	50,459,994
	Aziz D. Syriani	534,665,363	113,954,299	3,110,235	50,459,994
	Rosemary Tomich	520,955,742	129,598,122	1,176,032	50,459,994
	Walter L. Weisman	535,277,919	115,220,429	1,231,549	50,459,994

2.	The ratification of the selection of KPMG as independent auditors was approved. The proposal received 695,407,125 votes for; 5,518,982 votes against; and 1,263,782 abstentions.
3.	The advisory vote approving executive compensation was approved. The proposal received 588,717,807 votes for; 55,791,121 votes against; 7,220,969 abstentions and 50,459,994 broker non-votes.
4.
The result of the advisory vote on the frequency of the advisory vote on executive compensation was as follows:  491,421,103 votes for 1 year; 22,539,753 votes for 2 years; 94,435,220 votes for 3 years; 43,333,821 abstentions; and 50,459,994 broker non-votes.

5.
The stockholder proposal regarding a report on political expenditures and spending processes was not approved.  The proposal received 158,149,339 votes for; 358,539,499 votes against; 135,041,059 abstentions; and 50,459,994 broker non-votes.

6.
The stockholder proposal regarding the required nomination of director with environmental expertise was not approved.  The proposal received 29,621,867 votes for; 533,718,119 votes against; 88,389,911 abstentions; and 50,459,994 broker non-votes.

(d)	Disclosure regarding Frequency of Stockholder Advisory Vote on Executive Compensation:

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year.  In accordance with the disclosures made in the company’s public filings, a stockholder advisory vote on executive compensation will be presented annually until another vote on frequency by the stockholders occurs, which will be no later than the Annual Meeting of Stockholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: May 10, 2011	/s/ DONALD P. DE BRIER
Donald P. de Brier, Executive Vice President,
General Counsel and Secretary